Exhibit 10.14

CITTA, INC.

CONSULTING AGREEMENT

This Consulting Agreement (this “Agreement”) is made and entered into as of July 29, 2019 (the “Effective Date”) by and between CITTA, Inc., a Delaware corporation (the “Company”), and Yaron Eitan (together, “Consultant”) (Consultant and Company herein referred to individually as a “Party,” or collectively as the “Parties”).

WHEREAS, simultaneous with the execution and delivery of this Agreement, Conusltant and Company are entering into that certain Restricted Stock Agreement in which Consultant is purchasing shares of Common Stock in the Company, subject to the restrictions set forth therein (the “RSA”).

WHEREAS, the Company desires to retain Consultant as an independent contractor to perform consulting services for the Company, and Consultant is willing to perform such services, on the terms described below. In consideration of the mutual promises contained herein, the Parties agree as follows:

1.             Services and Compensation

Consultant shall perform the services described in Exhibit A (the “Services”) for the Company (or its designee) and the Company agrees to pay Consultant the compensation describe in Exhibit A for the Consultant’s performance of Services.

2.             Conflicting Obligations; Restricted Covenants

A.            Consultant represents and warrants that Consultant has no agreements, relationships, or commitments to any other person or entity that conflict with the provisions of this Agreement, Consultant’s obligations to the Company under this Agreement, and/or Consultant’s ability to perform the Services. Consultant will not enter into any such conflicting agreement during the term of this Agreement.

B.             Consultant (including Mr. Yaron Eitan individually), shall not, during the term of this Agreement and for 12 months thereafter (the “Restricted Period”), directly or indirectly, own an interest in, manage, operate, join, control, or participate in or be connected with, as an officer, employee, partner, stockholder, consultant or otherwise, any person or organization that, at such time, competes with the business of the Company and its affiliates; provided that this shall not preclude Consultant from owning a stock interest not greater than 5% in a publicly traded company. For the purpose of this clause, the business of the Company and its affiliates means deep learning in healthcare.

3.             Return of Company Materials

Upon the termination of this Agreement, or upon Company’s earlier request, Consultant will immediately deliver to the Company, and will not keep in Consultant’s possession, recreate, or deliver to anyone else, any and all Company property, including, but not limited to, Confidential Information (as defined in the RSA), tangible embodiments of the Inventions (as defined in the RSA), all devices and equipment belonging to the Company, all electronically-stored information and passwords to access such property, and any reproductions of any of the foregoing items that Consultant may have in Consultant’s possession or control.

4.             Reports

Consultant agrees that Consultant will periodically keep the Company advised as to Consultant’s progress in performing the Services under this Agreement. Consultant further agrees that Consultant will, as requested by the Company, prepare written reports with respect to such progress. The Company and Consultant agree that the reasonable time expended in preparing such written reports will be considered time devoted to the performance of the Services.

5.             Term and Termination

A.            Term; Termination. The term of this Agreement will begin on the Effective Date of this Agreement and continue for one (1) year thereafter (the “Term”). The Term shall be renewed automatically for an additional one (1) year period unless either Party gives written notice of non-renewal at least thirty (30) days prior to the expiration of the first-year anniversary, and after said additional one (1) year period shall remain in effect until either Party provides thirty (30) days’ prior notice of termination; provided, however, the Company may terminate this engagement immediately for Cause at any time during Term. For the purposes hereof, the term “Cause” shall mean (a) the commission of any act of fraud, embezzlement or dishonesty, any unauthorized use or disclosure of confidential information or trade secrets of the Company (or its affiliated companies); or (b) Consultant’s conviction of a felony or of any crime involving moral turpitude, fraud or misrepresentation (the conviction may or may not be related to the Company); or (c) Consultant’s gross negligence or willful misconduct resulting in any damage to the Company, following Consultant’s failure to remedy such default within seven (7) days of receiving written notice from the Company describing the problem in reasonable detail; or (d) any other intentional misconduct adversely affecting the business or affairs of the Company (or its affiliated companies) in a material manner; or (e) any breach of Consultant’s fiduciary duties owed to the Company as a director or any material breach of any agreement between the Consultant and the Company which is not cured (if curable) within ten (10) days following written notice from the Company to the Consultant. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company (or its affiliated companies) may consider as grounds for Cause.

B.             Survival. Upon any termination, all rights and duties of the Company and Consultant toward each other shall cease except:

(1)           The Company will pay, within thirty (30) days after the effective date of termination, all amounts owing to Consultant for Services completed and accepted by the Company prior to the termination date and related reimbursable expenses, if any, submitted in accordance with the Company’s policies and in accordance with the provisions of Section 1 of this Agreement; and

(2)           Section 2.B (Restrictive Covenant), Section 3 (Return of Company Materials), Section 5 (Term and Termination), Section 6 (Independent Contractor; Benefits), Section 7 (Indemnification), Section 8 (Limitation of Liability), Section 9 (Arbitration and Equitable Relief), and Section 10 (Miscellaneous) will survive termination or expiration of this Agreement in accordance with their terms.

6.             Independent Contractor; Benefits

A.            Independent Contractor. It is the express intention of the Company and Consultant that Consultant perform the Services as an independent contractor to the Company and shall not be an employee of the Company within the meaning of all federal, state and local laws and regulations governing employment relationships, including insurance, workers’ compensation, industrial accident, labor and taxes. Nothing in this Agreement shall in any way be construed to constitute Consultant as, and Consultant shall not hold himself out as, an agent, employee or representative of the Company. Without limiting the generality of the foregoing, Consultant is not authorized to bind the Company to any liability or obligation or to represent that Consultant has any such authority. Consultant agrees to furnish (or reimburse the Company for) all tools and materials necessary to accomplish this Agreement and shall incur all expenses associated with performance, except as expressly provided in Exhibit A. The Company will report all payments to Consultant hereunder via a Form 1099. Consultant shall be solely responsible for any workers’ compensation, unemployment or disability insurance payments and any social security, income tax or other withholdings, deductions or payments, including self-employment taxes, that may be required by federal, state or local law with respect to any sums paid to Consultant hereunder. Consultant acknowledges and agrees that Consultant shall be required to pay, and shall timely remit, all self-employment taxes to the Internal Revenue Service and any other required governmental agencies and has a valid and comprehensive workers’ compensation policy in place that shall apply to Contractor’s provision of the Services hereunder.

B.             Benefits. The Company and Consultant agree that Consultant will receive no Company-sponsored benefits from the Company where benefits include, but are not limited to, paid vacation, sick leave, medical insurance and 401k participation. If Consultant is reclassified by a state or federal agency or court as the Company’s employee, Consultant will become a reclassified employee and will receive no benefits from the Company, except those mandated by state or federal law, even if by the terms of the Company’s benefit plans or programs of the Company in effect at the time of such reclassification, Consultant would otherwise be eligible for such benefits.

7.             Indemnification

Consultant agrees to indemnify and hold harmless the Company and its affiliates and their directors, officers and employees from and against all taxes, losses, damages, liabilities, costs and expenses, including attorneys’ fees and other legal expenses, arising directly or indirectly from or in connection with (i) any negligent, reckless or intentionally wrongful act of Consultant or Consultant’s assistants, employees, contractors or agents, (ii) a determination by a court or agency that the Consultant is not an independent contractor, (iii) any breach by the Consultant or Consultant’s assistants, employees, contractors or agents of any of the covenants contained in this Agreement, (iv) any failure of Consultant to perform the Services in accordance with all applicable laws, rules and regulations, or (v) any violation or claimed violation of a third party’s rights resulting in whole or in part from the Company’s use of the Inventions (as defined in the RSA) or other deliverables of Consultant under this Agreement.

8.             Limitation of Liability

IN NO EVENT SHALL COMPANY BE LIABLE TO CONSULTANT OR TO ANY OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, OR DAMAGES FOR LOST PROFITS OR LOSS OF BUSINESS, HOWEVER CAUSED AND UNDER ANY THEORY OF LIABILITY, WHETHER BASED IN CONTRACT, TORT (INCLUDING NEGLIGENCE) OR OTHER THEORY OF LIABILITY, REGARDLESS OF WHETHER COMPANY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES AND NOTWITHSTANDING THE FAILURE OF ESSENTIAL PURPOSE OF ANY LIMITED REMEDY. IN NO EVENT SHALL COMPANY’S LIABILITY ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT EXCEED THE AMOUNTS PAID BY COMPANY TO CONSULTANT UNDER THIS AGREEMENT FOR THE SERVICES, DELIVERABLES OR INVENTION GIVING RISE TO SUCH LIABILITY.

9.             Arbitration and Equitable Relief

A.            Arbitration. IN CONSIDERATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, ITS PROMISE TO ARBITRATE ALL DISPUTES RELATED TO CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY AND CONSULTANT’S RECEIPT OF THE COMPENSATION PAID TO CONSULTANT BY COMPANY, AT PRESENT AND IN THE FUTURE, CONSULTANT AGREES THAT ANY AND ALL CONTROVERSIES, CLAIMS, OR DISPUTES WITH ANYONE (INCLUDING COMPANY AND ANY EMPLOYEE, OFFICER, DIRECTOR, SHAREHOLDER OR BENEFIT PLAN OF THE COMPANY IN THEIR CAPACITY AS SUCH OR OTHERWISE) ARISING OUT OF, RELATING TO, OR RESULTING FROM CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY OR THE TERMINATION OF CONSULTANT’S CONSULTING RELATIONSHIP WITH THE COMPANY, INCLUDING ANY BREACH OF THIS AGREEMENT, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE ARBITRATION RULES SET FORTH IN N.Y. CIV. PRAC. LAW § 7501 ET SEQ. (THE “RULES”) AND PURSUANT TO NEW YORK LAW. CONSULTANT AGREES TO ARBITRATE any AND ALL COMMON LAW AND/OR statutory claims under LOCAL, state, or federal law, including, but not limited to, claims under Title VII of the Civil Rights Act of 1964, the Americans with Disabilities Act of 1990, the Age Discrimination in Employment Act of 1967, the Older Workers Benefit Protection Act, the SARBANES-OXLEY ACT, THE WORKER ADJUSTMENT AND RETRAINING NOTIFICATION ACT, THE CLAIMS RELATING TO EMPLOYMENT OR INDEPENDENT CONTRACTOR STATUS, CLASSIFICATION AND RELATIONSHIP WITH THE COMPANY, AND claims of harassment, discrimination, wrongful termination, AND BREACH OF CONTRACT, EXCEPT AS PROHIBITED BY LAW. CONSULTANT ALSO AGREES TO ARBITRATE ANY AND ALL DISPUTES ARISING OUT OF OR RELATING TO THE INTERPRETATION OR APPLICATION OF THIS AGREEMENT TO ARBITRATE, BUT NOT TO DISPUTES ABOUT THE ENFORCEABILITY, REVOCABILITY OR VALIDITY OF THIS AGREEMENT TO ARBITRATE OR ANY PORTION HEREOF OR THE CLASS, COLLECTIVE AND REPRESENTATIVE PROCEEDING WAIVER HEREIN. WITH RESPECT TO ALL SUCH CLAIMS AND DISPUTES THAT CONSULTANT AGREEs TO ARBITRATE, CONSULTANT HEREBY EXPRESSLY AGREES TO WAIVE, AND DOES WAIVE, ANY RIGHT TO A TRIAL BY JURY. Consultant further understands that this Agreement to arbitrate also applies to any disputes that the Company may have with Consultant.

B.             Procedure. Consultant agrees that any arbitration will be administered by Judicial Arbitration & Mediation Services, Inc. (“JAMS”) pursuant to its EMPLOYMENT Arbitration Rules & Procedures (the “JAMS Rules”), WHICH ARE AVAILABLE AT http://www.jamsadr.com/rules-employment-arbitration/ AND FROM HUMAN RESOURCES. CONSULTANT AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION AND MOTIONS TO DISMISS AND DEMURRERS, PRIOR TO ANY ARBITRATION HEARING. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ISSUE A WRITTEN DECISION ON THE MERITS. CONSULTANT ALSO AGREES THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES, INCLUDING ATTORNEYS' FEES AND COSTS, AVAILABLE UNDER APPLICABLE LAW. CONSULTANT AGREES THAT THE ARBITRATOR SHALL ADMINISTER AND CONDUCT ANY ARBITRATION IN A MANNER CONSISTENT WITH THE RULES, INCLUDING THE NEW YORK CIVIL PRACTICE LAW AND RULES, AND THAT THE ARBITRATOR SHALL APPLY SUBSTANTIVE AND PROCEDURAL NEW YORK LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO RULES OF CONFLICT OF LAW. TO THE EXTENT THAT THE JAMS RULES CONFLICT WITH NEW YORK LAW, NEW YORK LAW SHALL TAKE PRECEDENCE. CONSULTANT FURTHER AGREES THAT ANY ARBITRATION UNDER THIS AGREEMENT SHALL BE CONDUCTED IN NEW YORK COUNTY, NEW YORK.

C.            Remedy. Except as provided by the CCP ACT AND THIS AGREEMENT, arbitration shall be the sole, exclusive, and final remedy for any dispute between Consultant and the Company. Accordingly, except as provided for by the CCP ACT AND this agreement, neither Consultant nor the Company will be permitted to pursue court action regarding claims that are subject to arbitration.

D.            Availability of Injunctive Relief. In accordance with N.Y. CIV. PRAC. LAW § 7501 ET SEQ., the Parties agree that any party may also petition the court for injunctive relief where either party alleges or claims a violation of any agreement regarding INTELLECTUAL PROPERTY, confidential information OR NONINTERFERENCE. In the event either party seeks injunctive relief, the prevailing party shall be entitled to recover reasonable costs and attorneys’ fees.

E.             Administrative Relief. Consultant understands that except as permitted by law this Agreement does not prohibit Consultant from pursuing certain Administrative claimS with local, state or federal administrative bodIES OR GOVERNMENT AGENCIES such as the Department of Fair Employment and Housing, the Equal Employment Opportunity Commission, the National Labor Relations Board, or the workers’ compensation board. this agreement does, however, preclUde consultant from bringing any alleged wage claims with the Department of labor standards enforcement. Likewise, This Agreement does preclude Consultant from pursuing court action regarding any Administrative claims, except as permitted by law.

F.             Voluntary Nature of Agreement. Consultant acknowledges and agrees that he/she is executing this Agreement voluntarily and without any duress or undue influence by the Company or anyone else. Consultant further acknowledges and agrees that he/she has carefully read this Agreement and that Consultant has asked any questions needed for Consultant to understand the terms, consequences and binding effect of this Agreement and fully understand it, including that Consultant is waiving his/her right to a jury trial. Finally, Consultant agrees that he/she has been provided an opportunity to seek the advice of an attorney of Consultant’s choice before signing this Agreement.

10.           Miscellaneous

A.            Governing Law; Consent to Personal Jurisdiction. This Agreement shall be governed by the laws of the State of New York, without regard to the conflicts of law provisions of any jurisdiction. To the extent that any lawsuit is permitted under this Agreement, the Parties hereby expressly consent to the personal and exclusive jurisdiction and venue of the state and federal courts located in New York.

B.             Assignability. This Agreement will be binding upon Consultant’s heirs, executors, assigns, administrators, and other legal representatives, and will be for the benefit of the Company, its successors, and its assigns. There are no intended third-party beneficiaries to this Agreement, except as expressly stated. Except as may otherwise be provided in this Agreement, Consultant may not sell, assign or delegate any rights or obligations under this Agreement. Notwithstanding anything to the contrary herein, Company may assign this Agreement and its rights and obligations under this Agreement to any successor to all or substantially all of Company’s relevant assets, whether by merger, consolidation, reorganization, reincorporation, sale of assets or stock, change of control or otherwise.

C.            Entire Agreement. This Agreement constitutes the entire agreement and understanding between the Parties with respect to the subject matter herein and supersedes all prior written and oral agreements, discussions, or representations between the Parties. Consultant represents and warrants that he/she is not relying on any statement or representation not contained in this Agreement. To the extent any terms set forth in Exhibit A conflict with the terms set forth in this Agreement, the terms of this Agreement shall control unless otherwise expressly agreed by the Parties in such exhibit or schedule.

D.            Headings. Headings are used in this Agreement for reference only and shall not be considered when interpreting this Agreement.

E.             Severability. If a court or other body of competent jurisdiction finds, or the Parties mutually believe, any provision of this Agreement, or portion thereof, to be invalid or unenforceable, such provision will be enforced to the maximum extent permissible so as to effect the intent of the Parties, and the remainder of this Agreement will continue in full force and effect.

F.             Modification, Waiver. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in a writing signed by the Parties. Waiver by the Company of a breach of any provision of this Agreement will not operate as a waiver of any other or subsequent breach.

G.            Notices. Any notice or other communication required or permitted by this Agreement to be given to a Party shall be in writing and shall be deemed given (i) if delivered personally or by commercial messenger or courier service, (ii) when sent by confirmed facsimile, or (iii) if mailed by U.S. registered or certified mail (return receipt requested), to the Party at the Party’s address written below or at such other address as the Party may have previously specified by like notice. If by mail, delivery shall be deemed effective three business days after mailing in accordance with this Section 10.G.

(1)           If to the Company, to:

CITTA, Inc.

1185 Avenue of the Americas, Suite 301

New York, NY 10036

With a copy to (such copy not constituting notice):

Pearl Cohen Zedek Latzer Baratz LLP

50 Congress Street, Suite 1040

Boston, MA 02109

Attn: Oded Kadosh, Esq.

Email: okadosh@pearlcohen.com

(2)            If to Consultant, to the address for notice on the signature page to this Agreement or, if no such address is provided, to the last address of Consultant provided by Consultant to the Company.

H.            Attorneys’ Fees. In any court action at law or equity that is brought by one of the Parties to this Agreement to enforce or interpret the provisions of this Agreement, the prevailing Party will be entitled to reasonable attorneys’ fees, in addition to any other relief to which that Party may be entitled.

I.              Waiver. The Parties further consent and confirm that this Agreement was provided by Pearl Cohen Zedek Latzer Baratz, LLP (“Pearl Cohen”), counsel for the Company and for Consultant, at the request of the Company and the Consultant. Under applicable rules of professional conduct, a law firm owes each of its clients a duty of loyalty, which would normally preclude any attorney within the firm from undertaking a representation adverse to any client of the firm without the affected client’s informed consent. Other rules generally prohibit a firm from undertaking any representation involving an actual or potential conflict of interest without the informed consent of all affected parties. Such a situation exists whenever a firm represents two clients simultaneously in a situation in which their interests are actually or potentially adverse. The conflict of interest, and the need for informed consent, exist no matter how cordial the business relationship between the two parties currently is or is anticipated to be, and no matter how non-controversial the transactions contemplated hereunder are anticipated to be. The conflict of interest, and the need for informed consent, exist even where different “client teams” within the firm act on behalf of each client and an “ethical screen” is erected between the client teams that prohibits the sharing of either client’s confidences with the members of the other client’s team. By giving the consent requested heren, the Parties are, in effect, waiving that kind of zealous representation of the Parties’ individual and conflicting interests with respect to the transactions contemplated hereby. The Parties hereby agree that each Party has been advised to obtain independent legal counsel with respect to this Agreement and the transactions related thereto. Each Party hereby irrevocably, unconditionally, completely, fully and forever disclaims, forfeits, waives, discharges and releases any and all legal or equitable right, claim or interest against any claim against the Company, Pearl Cohen, and each of its affiliates, subsidiaries, officers, directors, partners and employees, and agree not to sue, or otherwise cause to be instituted any legal or administrative proceedings concerning any claim (including any conflict of interest claim), obligation, right, compensation, liability, contract, promise, damage, or cause of action of any kind at law or in equity relating to any matters arising out of or related to this Agreement or the transactions contemplated thereby.

J.             Signatures. This Agreement may be signed in two counterparts, each of which shall be deemed an original, with the same force and effectiveness as though executed in a single document.

K.            409A. All payments and benefits provided for under this Agreement are intended to be exempt from, or otherwise comply with the requirements of, Section 409A of the Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (together, “Section 409A”) and all provisions of this Agreement shall be construed in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A. In no event whatsoever will the Company be liable for any additional tax, interest or penalties that may be imposed on Consultant under Section 409A or any damages for failing to comply with Section 409A.

[Signature page immediately follows.]

IN WITNESS WHEREOF, the Parties hereto have executed this Consulting Agreement as of the date first written above.

Yaron Eitan		CITTA, Inc.

By:	/s/ Yaron Eitan	By:	/s/ Edmundo Gonzalez
Name:	Yaron Eitan	Name:	Edmundo Gonzalez
Title:	Self	Title:	CEO

EXHIBIT A

SERVICES AND COMPENSATION

1.             Services. Consultant will provide the below services:

A.            Co-management of the Corporation’s Israeli team with Mordechai Geva and Eli David;

B.             Fundraising assistance with at least one deal [after the date hereof].

2.             Compensation.

A.            As compensation for the Services, Consultant shall receive the right to purchase 120,370 shares of Common Stock in the Corporation, subject to the terms and conditions set forth in the RSA.

Yaron Eitan		CITTA, Inc.

By:	/s/ Yaron Eitan	By:	/s/ Edmundo Gonzalez
Name:	Yaron Eitan	Name:	Edmundo Gonzalez
Title:	Self	Title:	CEO

AMENDED AND RESTATED EXHIBIT A, AS OF April 21, 2021

SERVICES AND COMPENSATION

1.             Services. Consultant will provide the below services:

A.	Chairman of the Board services for Marpai, Inc. (the “Company”)

B.	Advisory services with respect to corporate strategy of the Company.

C.	Participation in Marpai management meetings and discussions.

D.	Advisory and management services with respect to Marpai Labs, the Company’s R&D division in Israel.

2.             Compensation.

A.	As compensation for the Services, Consultant shall receive the right to purchase 120,370 shares of Common Stock in the Corporation, subject to the terms and conditions set forth in the RSA. (no change from previous Exhibit A).

B.	A monthly retainer fee of $15,000.00, paid monthly in arrears.

Yaron Eitan		Marpai Health, Inc. (f/k/a/ CITTA, Inc.)

By:	/s/ Yaron Eitan	By:	/s/ Edmundo Gonzalez
Name:	Yaron Eitan	Name:	Edmundo Gonzalez
Title:	Self	Title:	CEO